UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2018

Wyndham Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)	07054 (Zip Code)

(973) 753-6000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

Wyndham Worldwide Corporation (“Wyndham Worldwide”) announced today that Wyndham Hotels & Resorts, Inc. (“Wyndham Hotels”), its wholly-owned subsidiary, intends, subject to market and other conditions, to offer $500 million aggregate principal amount of senior unsecured notes due 2026 (the “notes”) in a private offering. Following the completion of the previously announced spin-off of Wyndham Hotels from Wyndham Worldwide (the “spin-off”), Wyndham Hotels will be an independent, publicly traded company.

Wyndham Hotels intends to use the proceeds from the offering of the notes, together with the borrowings under the Credit Facilities (as defined below), (i) to finance the cash consideration for the previously announced planned acquisition of La Quinta Holdings, Inc.’s franchising and management businesses (“La Quinta”), (ii) to pay related fees and expenses and (iii) for general corporate purposes.

Wyndham Worldwide will guarantee the notes on a senior unsecured basis. Immediately prior to the consummation of the spin-off, Wyndham Worldwide’s guarantee of the notes will be released.

In connection with the La Quinta acquisition, Wyndham Hotels’ also expects to enter into (i) a $1,600 million senior secured term loan B credit facility and (ii) a $750 million senior secured revolving credit facility (together, the “Credit Facilities”), which such revolving credit facility is expected to be undrawn at the closing of the La Quinta acquisition and the spin-off. Following Wyndham Hotels’ entry into the Credit Facilities, the notes will be guaranteed jointly and severally on a senior unsecured basis by certain of Wyndham Hotels’ existing and future wholly owned domestic subsidiaries that will guarantee the Credit Facilities. The amount of notes being offered and the size of the Credit Facilities may be adjusted, depending on market conditions.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and will not be offered or sold absent registration or an applicable exemption from registration requirements.

Certain supplemental information provided in the offering materials for the notes regarding Wyndham Worldwide and La Quinta is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Certain Supplemental Information Regarding Wyndham Hotels & Resorts, Inc. and La Quinta Holdings, Inc.’s franchising and management businesses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

	By:	/s/ Nicola Rossi

	Name:	Nicola Rossi
	Title:	Chief Accounting Officer

Date: March 23, 2018